Exhibit 99

             Anadarko Announces Higher First-Quarter 2006 Earnings


    HOUSTON--(BUSINESS WIRE)--April, 27, 2006--Anadarko Petroleum Corporation (NYSE:APC) today announced first-quarter 2006 net income available to common shareholders totaled $660 million, or $2.84 per share
(diluted), which represents a 39 percent increase compared with $2.05 per share (diluted) in the 2005 first quarter. Revenues rose 28 percent across the same period to $1.95 billion.
    Cash flow from operating activities was $1.22 billion in the first quarter, and discretionary cash flow totaled $1.19 billion.(1)
    "Anadarko's first quarter results were very strong and, importantly, we continued to make progress on major development projects that should help us deliver excellent volume growth in the remaining three quarters of this year and into 2007," Anadarko
Chairman, President and CEO Jim Hackett said.
    "Our deepwater Gulf of Mexico operations at the K2 complex achieved production growth during the first quarter despite mechanical issues that have since been resolved," Hackett added. "With three wells on-line and producing a combined gross 37,000 barrels of oil equivalent per day, we remain on track to have all eight existing K2, K2 North and Genghis Khan wells producing by year-end. Those high-rate wells are expected to help us deliver a 15 percent increase in total daily production from January through December this year, as well as a full-year 2007 growth rate of more than 9 percent."
    Hackett noted, however, that full-year 2006 volume guidance has been reduced approximately 3 percent to between 161 million barrels of oil equivalent (BOE) and 166 million BOE, primarily due to the expected outcome of the company's Venezuelan contract renegotiation, in addition to the first quarter mechanical issues and resulting development delays at the K2 complex.
    Sales volumes of natural gas, crude oil and natural gas liquids in the first quarter totaled 38 million BOE, or 419,000 BOE per day.
Natural gas sales volumes averaged 1,366 million cubic feet per day, at an average price of $7.62 per thousand cubic feet. Oil sales volumes in the first quarter averaged 157,000 barrels per day, with an average price of $58.07 per barrel. Natural gas liquids sales volumes averaged 34,000 barrels per day, at an average price of $39.97 per barrel.
    On a consecutive basis, overall sales volumes were down slightly from the fourth quarter 2005, largely due to the timing of tanker loadings in Qatar.
    Anadarko has continued to buy back stock under its current $1 billion stock repurchase program that began in November 2005. During the first quarter, the company repurchased more than 1.2 million common shares for approximately $118 million, bringing the total since November to 3.9 million shares for $364 million, at an average cost of $92.70 per share (including all transaction costs), versus today's closing stock price of $106.73 per share.

    CONFERENCE CALL TOMORROW AT 9 A.M. CDT, 10 A.M. EDT

    Anadarko will host a conference call on Friday, April 28, at 9 a.m. Central Daylight Time (10 a.m. Eastern Daylight Time) to discuss first-quarter results and the company's outlook for 2006. The dial-in number is 913-981-4900, and the confirmation number is 3198434. For complete instructions on how to actively participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.anadarko.com.

    ANADARKO OPERATIONS REPORT

    For more details on Anadarko's operations, please refer to the comprehensive report on first-quarter drilling activity. The report will be available at www.anadarko.com on the Investor Relations page.

    FINANCIAL DATA

    Seven pages of summary financial data follow, including current hedge positions and guidance.
    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2005, the company had 2.45 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. Anadarko's operational focus in North America extends from the deepwater Gulf of Mexico, up through the western U.S. and Canadian regions and onto the North Slope of Alaska. Anadarko's international activities are focused on major positions in North Africa, the Middle East and Indonesia, as well as exploration or production operations in several other countries. For more information about how Anadarko is bringing excellence to the surface, please visit: www.anadarko.com.

    (1) See accompanying table for a reconciliation of GAAP to non-GAAP financial measures and statement indicating why management believes the non-GAAP measures are useful information for investors.

    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. See "Risk Factors" in the company's 2005 Annual Report on Form 10-K and other public filings, press releases and discussions with company management. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.



                    Anadarko Petroleum Corporation
              Reconciliation of GAAP to Non-GAAP Measures

Below is a reconciliation of cash provided by operating activities
(GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.

                                                   Quarter Ended
                                                      March 31
                                              ------------------------
millions                                         2006        2005
----------------------------------------------------------------------
Cash Flow
----------------------------------------------------------------------
Net cash provided by operating activities          $1,222        $936
Add back:
   Change in accounts receivable                     (423)       (140)
   Change in accounts payable and accrued
    expenses                                          305          44
   Change in other items - net                         83          55
----------------------------------------------------------------------
Discretionary Cash Flow                            $1,187        $895
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

                                                    Quarter Ended
Summary Financial Information                          March 31
                                               -----------------------
$ and shares in millions                            2006        2005
----------------------------------------------------------------------
Revenues
----------------------------------------------------------------------
Gas sales                                            $936        $739
Oil and condensate sales                              824         668
Natural gas liquids sales                             121         106
Other sales                                            73          13
----------------------------------------------------------------------
Total                                               1,954       1,526
----------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------
Direct operating                                      167         130
Transportation and cost of product                     89          70
General and administrative                            117         102
Depreciation, depletion and amortization              360         324
Other taxes                                           112          85
Impairments related to oil and gas properties          13           -
----------------------------------------------------------------------
Total                                                 858         711
----------------------------------------------------------------------
Operating Income                                    1,096         815
----------------------------------------------------------------------
Interest Expense and Other (Income) Expense
----------------------------------------------------------------------
Interest expense                                       51          52
Other (income) expense                                 (2)         (4)
----------------------------------------------------------------------
Total                                                  49          48
----------------------------------------------------------------------
Income Before Income Taxes                          1,047         767
----------------------------------------------------------------------
Income Tax Expense                                    386         276
----------------------------------------------------------------------
Net Income                                           $661        $491
----------------------------------------------------------------------
Preferred Stock Dividends                               1           1
----------------------------------------------------------------------
Net Income Available to Common Stockholders          $660        $490
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Net income - basic                                  $2.87       $2.07
Net income - diluted                                $2.84       $2.05
----------------------------------------------------------------------
Average Number of Common Shares Outstanding -
 Basic                                                230         237
----------------------------------------------------------------------
Average Number of Common Shares Outstanding -
 Diluted                                              232         239
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

                                                   Quarter Ended
Summary Financial Information                        March 31
                                             -------------------------
$ in millions                                    2006         2005
----------------------------------------------------------------------
Cash Flow from Operating Activities
----------------------------------------------------------------------
Net income                                          $661         $491
Depreciation, depletion and amortization             360          324
Deferred income taxes                                132           73
Impairments related to oil and gas properties         13            -
Other noncash items                                   21            7
----------------------------------------------------------------------
                                                   1,187          895
(Increase) decrease in accounts receivable           423          140
Increase (decrease) in accounts payable and
 accrued expenses                                   (305)         (44)
Other items - net                                    (83)         (55)
----------------------------------------------------------------------
Net Cash Provided by Operating Activities         $1,222         $936
----------------------------------------------------------------------

----------------------------------------------------------------------
Capital Expenditures
----------------------------------------------------------------------
Capital spending                                    $921         $733
Capitalized interest                                  15           17
Capitalized overhead                                  48           45
----------------------------------------------------------------------
Total                                               $984         $795
----------------------------------------------------------------------

                                              March 31,   December 31,
                                                2006         2005
----------------------------------------------------------------------
Condensed Balance Sheet
----------------------------------------------------------------------
Cash and cash equivalents                           $820         $739
Other current assets                               1,715        2,177
Net properties and equipment                      18,474       17,862
Other assets                                         662          614
Goodwill                                           1,196        1,196
----------------------------------------------------------------------
Total Assets                                     $22,867      $22,588
----------------------------------------------------------------------
Current liabilities                               $2,186       $2,403
Long-term debt                                     3,392        3,555
Other long-term liabilities                        5,732        5,579
Stockholders' equity                              11,557       11,051
----------------------------------------------------------------------
Total Liabilities and Stockholders' Equity       $22,867      $22,588
----------------------------------------------------------------------
Capitalization
----------------------------------------------------------------------
Total debt                                        $3,627       $3,677
Stockholders' equity                              11,557       11,051
----------------------------------------------------------------------
Total                                            $15,184      $14,728
----------------------------------------------------------------------
Capitalization Ratios
----------------------------------------------------------------------
Total debt                                            24%          25%
Stockholders' equity                                  76%          75%
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

                                                     Quarter Ended
Volumes and Prices                                     March 31
                                                 ---------------------
                                                    2006       2005
----------------------------------------------------------------------
Natural Gas
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, billion cubic feet                             98        107
Average daily volumes, million cubic feet per day    1,091      1,183
Price per thousand cubic feet                        $7.58      $5.64
----------------------------------------------------------------------
Canada
----------------------------------------------------------------------
Volumes, billion cubic feet                             25         24
Average daily volumes, million cubic feet per day      275        271
Price per thousand cubic feet                        $7.78      $5.70
----------------------------------------------------------------------
Total
----------------------------------------------------------------------
Volumes, billion cubic feet                            123        131
Average daily volumes, million cubic feet per day    1,366      1,454
Price per thousand cubic feet                        $7.62      $5.65
----------------------------------------------------------------------
Crude Oil and Condensate
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels                                 6          6
Average daily volumes, thousand barrels per day         71         70
Price per barrel                                    $57.24     $38.30
----------------------------------------------------------------------
Canada
----------------------------------------------------------------------
Volumes, million barrels                                 -          1
Average daily volumes, thousand barrels per day          5          7
Price per barrel                                    $47.60     $45.34
----------------------------------------------------------------------
Algeria
----------------------------------------------------------------------
Volumes, million barrels                                 6          7
Average daily volumes, thousand barrels per day         62         77
Price per barrel                                    $63.11     $48.36
----------------------------------------------------------------------
Other International
----------------------------------------------------------------------
Volumes, million barrels                                 2          2
Average daily volumes, thousand barrels per day         19         23
Price per barrel                                    $48.00     $31.30
----------------------------------------------------------------------
Total
----------------------------------------------------------------------
Volumes, million barrels                                14         16
Average daily volumes, thousand barrels per day        157        177
Price per barrel                                    $58.07     $42.04
----------------------------------------------------------------------
Natural Gas Liquids
----------------------------------------------------------------------
Total
----------------------------------------------------------------------
Volumes, million barrels                                 3          3
Average daily volumes, thousand barrels per day         34         36
Price per barrel                                    $39.97     $32.44
----------------------------------------------------------------------
Total Barrels of Oil Equivalent (BOE)
----------------------------------------------------------------------
Volumes, million BOE                                    38         41
Average daily volumes, thousand BOE per day            419        455
----------------------------------------------------------------------


             Anadarko Petroleum Corporation
Commodity Hedge Position for 2nd Quarter 2006 and Beyond
                  As of March 31, 2006



                              Natural Gas

United States
                    ------------------------------------
                              2 - Way Collars
                    ------------------------------------
                       Volume      Floor      Ceiling
                      MMMBtu/d    $/MMBtu     $/MMBtu
                    ------------------------------------
                    ------------------------------------
Remainder Year 2006     10.0       $4.00       $5.88
                    ------------------------------------
                    ------------------------------------
Total Year 2007          6.0       $4.00       $6.02
                    ------------------------------------
                    ------------------------------------

Canada
                    ------------------------
                           Fixed Price
                    ------------------------
                       Volume   NYMEX Price
                      MMMBtu/d    $/MMBtu
                    ------------------------
                    ------------------------
Remainder Year 2006     10.9       $2.87
                    ------------------------
                    ------------------------
Total Year 2007          4.5       $2.83
                    ------------------------

                               Crude Oil

United States
                --------------------- --------------------------------
                   2 - Way Collars             3- Way Collars
                --------------------- --------------------------------
                Volume  Floor Ceiling Volume  Sold  Purchased Ceiling
                                              Floor   Floor
                Bbl/day $/Bbl  $/Bbl  Bbl/day $/Bbl   $/Bbl    $/Bbl
                --------------------- --------------------------------
                --------------------- --------------------------------
Remainder Year
 2006              822 $22.00 $26.32       -     $-       $-       $-
                --------------------- --------------------------------
                --------------------- --------------------------------
Total Year 2007    542 $22.00 $26.32  15,000 $35.00   $50.00   $89.16
                --------------------- --------------------------------
                --------------------- --------------------------------
Total Year 2008                       12,000 $35.00   $50.00   $87.66
                                      --------------------------------
                                      --------------------------------
Total Year 2009                       13,000 $35.00   $50.00   $89.04
                                      --------------------------------
                                      --------------------------------
Total Year 2010                        8,000 $35.00   $50.00   $86.49
                                      --------------------------------
                                      --------------------------------
Total Year 2011                        3,000 $35.00   $50.00   $86.00
                                      --------------------------------
                                      --------------------------------
Total Year 2012                        1,500 $35.00   $50.00   $92.50
                                      --------------------------------
                                      --------------------------------
Algeria
                                      --------------------------------
                                      --------------------------------
Total Year 2008                       19,000 $33.51   $48.51   $86.73
                                      --------------------------------
                                      --------------------------------
Total Year 2009                       20,000 $33.51   $48.51   $86.62
                                      --------------------------------
                                      --------------------------------
Total Year 2010                       10,000 $33.53   $48.53   $86.98
                                      --------------------------------
                                      --------------------------------


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                         As of April 27, 2006

                                     2nd Quarter        Total Year
                                    2006 Forecast      2006 Forecast
                                  -----------------  -----------------

                                        Units              Units
                                  -----------------  -----------------

Total Sales (MM BOE)                  38  -     40      161  -    166


Crude Oil (MBbl/d):                  159  -    175      169  -    183

  United States                       77  -     85       87  -     93
  Canada                               4  -      6        5  -      6
  Algeria                             63  -     68       63  -     68
  Other International                 14  -     17       14  -     16


Natural Gas (MMcf/d):              1,340  -  1,410    1,395  -  1,445

  United States                    1,070  -  1,130    1,115  -  1,150
  Canada                             265  -    285      280  -    295


Natural Gas Liquids (MBbl/d):         32  -     36       33  -     37

  United States                       30  -     33       31  -     34
  Canada                               2  -      3        2  -      3

----------------------------------------------------------------------

                                      $/ Unit            $/ Unit
                                  -----------------  -----------------
Price Differentials vs NYMEX (w/o
 hedges)

Crude Oil ($/Bbl):                 (5.00) -  (7.00)   (5.00) -  (7.00)

  United States                    (5.00) -  (7.00)   (6.00) -  (7.00)
  Canada                           (9.00) - (15.00)  (11.00) - (13.00)
  Algeria                          (1.50) -  (2.50)   (1.50) -  (2.25)
  Other International             (12.50) - (15.00)  (14.00) - (17.00)


Natural Gas ($/Mcf):               (0.75) -  (1.50)   (1.00) -  (1.75)

  United States                    (0.75) -  (1.50)   (1.00) -  (1.75)
  Canada                           (0.90) -  (1.50)   (1.00) -  (1.75)

----------------------------------------------------------------------

                                        $MM                $MM
                                  -----------------  -----------------
Other Revenues:

  Marketing                           10  -     15       90  -    110
  Minerals and Other                  10  -     20       70  -     90

----------------------------------------------------------------------


Costs and Expenses:
                                       $ / Boe            $ / Boe
                                  -----------------  -----------------

  Direct Operating                  4.15  -   4.30     4.00  -   4.15
  Transportation and Cost of
   Product                          2.00  -   2.40     2.00  -   2.40
  Depreciation, Depletion and
   Amortization                     9.50  -   9.90     9.75  -   9.95
  Production Taxes (% of Revenue)    6.3% -    6.7%     5.9% -    6.3%


                                        $MM                $MM
                                  -----------------  -----------------

  General and Administrative         120  -    130      465  -    495
  Impairments Related to Oil and
   Gas Properties                      -  -      -       13  -     13

  Interest Expense                    50  -     51      195  -    205
  Other (Income) Expense              (5) -      5      (10) -     10


Federal Tax Rate                      34% -     36%      35% -     37%

  Deferred Taxes (% of Total
   Taxes)                             30% -     50%      37% -     40%

----------------------------------------------------------------------

Avg. Shares Outstanding (MM) (a)

  Basic                              228  -    230      229  -    231
  Diluted                            230  -    232      231  -    233


                                        $MM                $MM
                                  -----------------  -----------------

Capital Investment                 1,050  -  1,150    3,800  -  4,100

  Capital Projects                   985  -  1,075    3,530  -  3,815
  Capitalized Direct Expenses         50  -     55      210  -    220
  Capitalized Interest                15  -     20       60  -     65


(a) Does not include effects of the proposed two-for-one stock split.





    CONTACT: Anadarko Petroleum Corporation, Houston
             MEDIA CONTACT:
             Teresa Wong, 832-636-1203
             teresa_wong@anadarko.com
             or
             INVESTOR CONTACTS:
             Stewart Lawrence, 832-636-3326
             stewart_lawrence@anadarko.com
             or
             John Colglazier, 832-636-2306
             john_colglazier@anadarko.com